SUPPLEMENT TO THE CLASS R6 PROSPECTUS
OF WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
For the Wells Fargo Municipal Bond Fund (the “Fund”)

Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.36%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.41%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waivers[1]	0.41%
1.	The Manager has contractually committed through October 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 0.43% for Class R6. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$42
3 Years	$132
5 Years	$230
10 Years	$518

March 18, 2019	MI6R039/P1107SP